UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 22, 2014
Date of Report (Date of earliest event reported)

Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices)(Zip Code)

(484) 583-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2014, at the Lincoln National Corporation (“we” or the “Company”) Annual Meeting of Shareholders, our shareholders approved the Lincoln National Corporation 2014 Incentive Compensation Plan (the “2014 ICP”).  A description of the 2014 ICP is incorporated herein by reference from pages 57 - 66 of the proxy statement for the 2014 Annual Meeting of Shareholders.  The 2014 ICP is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)  The 2014 Annual Meeting of Shareholders of Lincoln National Corporation (“LNC”) was held on May 22, 2014.

(b)  Shareholders voted on the matters set forth below.

Item 1.   Election of Directors

The nominees for election to the Board of Directors were elected, each for a three-year term.  For each nominee, the votes cast for, against, abstentions, and broker non-votes were as follows:

	Aggregate Votes
Director Nominee	For	Against	Abstentions	Broker Non-Votes
Dennis R. Glass	194,832,121	1,872,347	1,445,562	28,100,279
Gary C. Kelly	194,604,263	1,180,283	2,365,484	28,100,279
Michael F. Mee	192,712,259	3,066,664	2,371,107	28,100,279

Item 2.   Ratification of Auditors

The proposal to ratify the appointment of Ernst & Young LLP as LNC’s independent registered public accounting firm for 2014 was approved.  The votes cast for and against this proposal, as well as the abstentions were as follows:

Aggregate Votes
For	Against	Abstentions
222,672,476	2,088,690	1,489,143

There were no broker non-votes for this item.

Item 3.   Advisory Vote on Executive Compensation

The resolution to approve, on an advisory basis, the compensation of LNC’s executive officers named in the proxy statement for the 2014 Annual Meeting of Shareholders was approved.  The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
189,027,703	7,364,668	1,757,300	28,100,638

Item 4.   Approval of the 2014 ICP

The proposal to approve the 2014 ICP as described in the proxy statement for the 2014 Annual Meeting of Shareholders was approved.  The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
185,419,902	11,075,565	1,654,204	28,100,638

Item 9.01.                            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Lincoln National Corporation 2014 Incentive Compensation Plan (effective May 22, 2014) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By        /s/ Randal J. Freitag
Name:  Randal J. Freitag
Title:    Executive Vice President and Chief Financial Officer

Date:  May 28, 2014

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Lincoln National Corporation 2014 Incentive Compensation Plan (effective May 22, 2014) is filed herewith.